EXHIBIT 1

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1 under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the securities of The Millbrook Press Inc. and that this Agreement be filed as an Exhibit to such statement on Schedule 13D.

            IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 1st day of March 2002.

                       21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

                       By:  Sandler Investment Partners, L.P., a general partner
                            By:  Sandler Capital Management, general partner
                                 By:  MJDM Corp., a general partner

                                      By: /s/ Moira Mitchell
                                      ------------------------------------------
                                              Name: Moira Mitchell
                                              Title: President


                       21ST CENTURY COMMUNICATIONS T-E PARTNERS, L.P.

                       By:  Sandler Investment Partners, L.P., a general partner
                            By:  Sandler Capital Management, general partner
                                 By:  MJDM Corp., a general partner

                                      By: /s/ Moira Mitchell
                                      ------------------------------------------
                                              Name: Moira Mitchell
                                              Title: President


                       21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

                       By:  Sandler Investment Partners, L.P., a general partner
                            By:  Sandler Capital Management, general partner
                                 By:  MJDM Corp., a general partner

                                      By: /s/ Moira Mitchell
                                      ------------------------------------------
                                              Name: Moira Mitchell
                                              Title: President


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

                       SANDLER INVESTMENT PARTNERS, L.P.

                       By:  Sandler Capital Management, general partner
                            By:  MJDM Corp., a general partner

                                 By: /s/ Moira Mitchell
                                 -----------------------------------------------
                                         Name: Moira Mitchell
                                         Title: President


                       SANDLER CAPITAL MANAGEMENT

                       By:  MJDM Corp., a general partner

                            By: /s/ Moira Mitchell
                            ----------------------------------------------------
                                    Name: Moira Mitchell
                                    Title: President


                                        /s/ Michael Marocco
                                        ----------------------------------------
                                        Michael Marocco

                                        /s/ John Kornreich
                                        ----------------------------------------
                                        John Kornreich

                                        /s/ Andrew Sandler
                                        ----------------------------------------
                                        Andrew Sandler

                                        /s/ Hannah Stone
                                        ----------------------------------------
                                        Hannah Stone


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

                                   SCHEDULE A

      The following Schedule sets forth the controlling persons, the executive officers and the directors of each of the General Partners of Sandler Capital Management, and contains the following information with respect to each such person: (i) name, (ii) citizenship, and (iii) present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted.

                                   MJDM CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
          PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

Michael Marocco, Sole Shareholder and Controlling Person
                                  United States

Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, President
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Kathy Rose, Vice President, Treasurer and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Michael Todres, Director
                                  United States
Accountant
Todres and Rubin LLP,
Accounting
400 Post Avenue
Suite 205
Westbury, New York  11590


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

                                  FOUR JK CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
         PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

John Kornreich, Majority Stockholder and Controlling Person
                                  United States
Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, President
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Kathy Rose, Vice President, Treasurer and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, Director
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153


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

                                   ALCR CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
         PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

Andrew Sandler, Sole Shareholder and Controlling Person
                                  United States
Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, President
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Ellen O'Keefe, Treasurer and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Ricky Sandler, Director
                                  United States
Investments
Eminence Partners LLC,
Investment Management
20 Park Avenue
Suite 3300
New York, New York 10166


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

                                    ARH CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
         PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

Harvey Sandler, Majority Stockholder and Controlling Person
                                  United States
Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Jeffrey M. Levine, President
                                  United States
Chief Financial Officer
Sandler Enterprises,
Investment Services
1555 North Park Drive
Suite 101
Weston, Florida 33329

Moira Mitchell, Treasurer and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Ricky Sandler, Director
                                  United States
Investments
Eminence Partners LLC,
Investment Management
20 Park Avenue
Suite 3300
New York, New York 10166


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

                                   SERF CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
         PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

Douglas Schimmel, Sole Shareholder and Controlling Person
                                  United States
Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, President
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Kathy Rose, Vice President and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Michael Todres, Director
                                  United States
Accountant
Todres and Rubin LLP,
Accounting
400 Post Avenue
Suite 205
Westbury, New York 11590


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

                                  TERPSI CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
          PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

Hannah Stone, Sole Shareholder and Controlling Person
                                  United States
Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, President
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Kathy Rose, Vice President and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Michael Todres, Director
                                  United States
Accountant
Todres and Rubin LLP,
Accounting
400 Post Avenue
Suite 205
Westbury, New York 11590

                                  RF SCM CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
          PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

Robert Fowler, Sole Shareholder and Controlling Person
                                  United States
Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, President
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Kathy Rose, Vice President and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Michael Todres, Director
                                  United States
Accountant
Todres and Rubin LLP,
Accounting
400 Post Avenue
Suite 205
Westbury, New York 11590

                                  RAK SCM CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
          PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

Richard Keller, Sole Shareholder and Controlling Person
                                  United States
Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, President
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Kathy Rose, Vice President and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Michael Todres, Director
                                  United States
Accountant
Todres and Rubin LLP,
Accounting
400 Post Avenue
Suite 205
Westbury, New York 11590

                                  DRP SCM CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
          PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

David Powers, Sole Shareholder and Controlling Person
                                  United States
Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, President
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Kathy Rose, Vice President and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Michael Todres, Director
                                  United States
Accountant
Todres and Rubin LLP,
Accounting
400 Post Avenue
Suite 205
Westbury, New York 11590

                                  SAM SCM CORP.

                                  NAME/POSITION
                                   CITIZENSHIP
          PRESENT OCCUPATION OR EMPLOYMENT AND NAME, PRINCIPAL BUSINESS
                             AND ADDRESS OF EMPLOYER

Samantha McCuen, Sole Shareholder and Controlling Person
                                  United States
Managing Director
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Moira Mitchell, President
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Kathy Rose, Vice President and Secretary
                                  United States
Administrative
Sandler Capital Management,
Investment Advisor
767 Fifth Avenue
New York, New York 10153

Michael Todres, Director
                                  United States
Accountant
Todres and Rubin LLP,
Accounting
400 Post Avenue
Suite 205
Westbury, New York 11590